UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2007

KRAFT FOODS INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Lakes Drive, Northfield, Illinois		60093-2753
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 646-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

Effective as of the close of business on March 30, 2007, the separation of Kraft Foods Inc. (“Kraft”) from Altria Group, Inc. (“Altria”) and the distribution of all Kraft shares owned by Altria to Altria’s shareholders was completed (the “Distribution”).  In connection with the Distribution, Kraft entered into certain agreements with Altria to define responsibility for obligations arising before and after the Distribution, including, among others, obligations relating to employees, transition services and taxes.

On March 30, 2007, Kraft entered into a Transition Services Agreement (the “Transition Services Agreement”) with Altria Corporate Services, Inc. (“ACS”) pursuant to which ACS will provide a variety of administrative services to Kraft for a period of time following the Distribution.  These services include corporate affairs, treasury, financial consolidations and reporting, internal audit, information technology and legal and corporate secretary services.  The Transition Services Agreement supercedes the Services Agreement, dated as of January 1, 2001, as amended, between ACS and Kraft.

On March 30, 2007, Kraft entered into an Employee Matters Agreement (the “Employee Matters Agreement”) with Altria.  The Employee Matters Agreement provides for each company’s respective obligations with regard to employee transfers, equity compensation and other employee benefits matters.

On March 30, 2007, Kraft entered into a Tax Sharing Agreement (the “Tax Sharing Agreement”) with Altria.  The Tax Sharing Agreement generally governs Altria’s and Kraft’s respective rights, responsibilities and obligations after the Distribution with respect to taxes attributable to Kraft’s business, as well as any taxes incurred by Altria or Kraft as a result of the failure of the distribution to qualify for tax-free treatment under Section 355 of the Internal Revenue Code of 1986, as amended.

The foregoing descriptions of the Transition Services Agreement, Employee Matters Agreement and Tax Sharing Agreement are qualified in their entirety by reference to the complete terms and conditions of these agreements which are attached as Exhibits 10.1-10.3 to this Current Report on Form 8-K and are incorporated herein by reference in their entirety.

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers; Compensatory Arrangements of Certain Officers.

In connection with the Distribution, two of the current directors of Kraft, Dinyar S. Devitre and Charles R. Wall, resigned effective March 30, 2007.

Item 5.03.      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At its meeting on March 27, 2007 and in connection with the Distribution, the Board of Directors of Kraft approved an amendment and restatement of the Company’s Amended and Restated By-Laws in order to remove references to Altria as well as other administrative matters.  Effective on March 30, 2007, the Company’s Amended and Restated By-Laws will reflect the following changes, among others:

•                  Elimination of Special Rights of Altria.  Delete language giving Altria the ability to call a special shareholders’ or board meetings, to chair shareholder or board meetings and to provide timely and complete notice at any time prior to and during the annual meeting.  See Article I, Section 2, Article I, Section 6, Article II, Section 5, Article II, Section 10, Article I, Section 6 and Article II, Section 4.

•                  Updates Resulting from Recent Amendments to the Virginia Stock Corporation Act.  Add circumstances in which an expanded notice period is required, added language to allow electronic transmission as a means to grant a proxy and to provide for notice by electronic transmission.  See Article I, Section 4, Article I, Section 7 and Article II, Section 10, respectively.

•                  Decrease in Number of Directors.  Change the number of directors from 11 (eleven) to nine (9).  See Article II, Section 2.

•                  Inclusion of Assistant Officers.  Add language to authorize the assistant secretary to perform certain tasks in the absence of the secretary and add a new section to outline the role of assistant officers.  See Article I, Section 6, Article II, Section 5 and Article IV, Section 10, respectively.

•                  Consolidation of Chairman and Chief Executive Officer Positions.  Revise language to reflect the consolidation of the offices of chairman, president and chief executive officers into a single office and revise language to eliminate the requirement that the Chairman not be an officer of the Company.  See Article IV, Section 1, Article IV, Section 6, Article V and Article VI.

•                  Deletion of Obsolete Provisions.  Delete obsolete references regarding written authorizations, references to send meeting notices by telegraph, telex or telecopy, Article I, Section 7, Article II, Section 10 and Article III, Section 3.

The foregoing description of the amendments is qualified in its entirety by reference to the full text of Kraft’s Amended and Restated By-Laws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.  A copy of the Amended and Restated By-laws marked to show changes to the former bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K.

Item 9.01.      Financial Statements and Exhibits.

(d)   Exhibits

3.1	Amended and Restated By-Laws of Kraft Foods Inc.

3.2	Amended and Restated By-Laws of Kraft Foods Inc., marked to show changes effected by the amendments discussed herein.

10.1	Transition Services Agreement by and between Altria Corporate Services, Inc. and Kraft Foods Inc. dated as of March 30, 2007.

10.2	Employee Matters Agreement by and between Altria Group, Inc. and Kraft Foods Inc. dated as of March 30, 2007.

10.3	Tax Sharing Agreement by and between Altria Group, Inc. and Kraft Foods Inc. dated as of March 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRAFT FOODS INC.

By:	/s/ CAROL J WARD
Name: Carol J. Ward
Title: Vice President and Corporate Secretary
DATE: March 30, 2007

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated By-Laws of Kraft Foods Inc.
3.2	Amended and Restated By-Laws of Kraft Foods Inc., marked to show changes effected by the amendments discussed herein.
10.1	Transition Services Agreement by and between Altria Corporate Services, Inc. and Kraft Foods Inc. dated as of March 30, 2007.
10.2	Employee Matters Agreement by and between Altria Group, Inc. and Kraft Foods Inc. dated as of March 30, 2007.
10.3	Tax Sharing Agreement by and between Altria Group, Inc. and Kraft Foods Inc. dated as of March 30, 2007.